UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust

(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(Name and address of agent for service)

(416) 943-8099

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Annual Report
October 31, 2020
Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1.844.940.4653. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.844.940.4653 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund complex if you invest directly with the Fund.

Sprott Gold Equity Fund

Shareholder Letter	October 31, 2020

Dear Fellow Shareholders,

The Sprott Gold Equity Fund’s (“Fund”) annual fiscal period (November 1, 2019, to October 31, 2020) marked nearly a full year under the new guidance of Sprott Asset Management LP. As you are aware, Sprott acquired what was formerly Tocqueville Gold Fund in January 2020, along with the portfolio management group that had managed the Fund since its launch in June 1998. For the 12 months covered in this report, the Fund appreciated 38.71%. This performance compares to a return of 47.93% for the PHLX Gold/Silver Sector Index (XAU), the Fund’s benchmark, over the same period.

Market Review

The price of gold began the period under review at $1,513 per ounce (November 1, 2019), while equity markets continued to mark record highs and traded around the $1,500 per ounce level as the decade came to an end. Some of the themes that drove gold prices $200 per ounce higher during calendar 2019 included global monetary policies, the China-U.S. global trade war, low interest rates, record equity valuations, which also saw markets solidly support gold in the final days of December 2019. That support followed through into the new calendar year as Middle East tensions flared up and as the U.S. 10-year Treasury yield fell throughout January.

With the onset of the COVID-19 pandemic and its impact on global economies, gold saw investment interest broaden significantly as investors sought alternatives to traditional financial assets as global central banks drove interest rates lower in February and March. The market disruption in March and April initially saw gold prices sell off, but market participants quickly repositioned back into gold for its liquidity, security and diversification, as well as the financial insurance/hedge it provides as world governments mandated a global economic shutdown.

Gold prices moved somewhat sideways in May but then edged steadily higher throughout June into late spring and the beginning of summer, before stepping up in July, as the U.S. dollar broke down. Gold responded with a breakout of its own in late July, trading through the previous high of 2011 and set a new high at $2,064 per ounce in early August. Gold prices were range bound between $1,900 and $2,000 per ounce during much of August before backing off to around $1,880 per ounce in September. Consistent demand for physical gold and gold ETFs throughout the Fund’s fiscal year supported gold at the $1,900 per ounce level to finish the month at $1,879 per ounce (October 31, 2020).

Gold stocks followed gold bullion prices during the period, appreciating into the new year before dramatically correcting in March. The Fund experienced one of the best monthly performances it ever had, during the April recovery that started in late March and advanced into May before pausing briefly in late spring. As summer got underway, investors recognized that the gold price and the gold mining sector’s favorable financial condition would translate into improving profits in the coming year, unlike many stocks in the broader equity market. Gold stocks made a solid move throughout July and into August as the gold price broke through $2,000 per ounce, reaching a new intra-day high of $2,075 on August 7. As gold moved sideways in September and October, gold stocks followed suit. Still, investor interest in the sector broadened into the small-capitalization segment of the precious metals mining sector, while some of the larger-cap and more established mining companies felt confident to issue and increase dividends.

Fund Activity

As of October 31, 2020, the Fund’s largest position was in physical gold, representing approximately 12.1% of the Fund’s total net assets. The Fund’s physical gold is vaulted outside the financial system, at a secure location and audited regularly. Our initial gold bullion position was acquired more than 15 years ago at an average cost of approximately $470 per ounce, well below current prices. Over the 12 months, gold bullion appreciated 24.18% compared to 38.71% for the overall Fund.

Gold and other precious metal securities issued by companies that are primarily engaged in mining or processing gold account for the rest of the Fund’s holdings, with 66.4% allocated to gold-related company stocks, 7.5% to silver-related company stocks and a small amount to cash (0.0%). While silver is used extensively for various industrial applications, it is also considered a monetary metal similar to gold and is often found with gold in precious metals ore deposits. During the second half of the year, silver stocks made a solid contribution to Fund performance. In July, silver broke out above $20 per ounce to trade just beyond $29 per ounce, after spending the last five years or so range bound between $15 and $20 per ounce. The Fund continues to emphasize exposure to small- and mid-capitalization precious metals mining stocks because their valuations offer greater long-term appreciation potential than companies that make up the PHLX Gold/Silver Sector Index (XAU), which is heavily weighted to large precious metals producers.

The Fund initiated positions during the past year in Saracen Mineral Holdings, a growing Australian-based gold producer and Bellevue Gold, an Australian developer. Sibanye-Stillwater was bought for the Fund for its favorable exposure to gold and the platinum group metals, in addition

1  |  October 31, 2020

Sprott Gold Equity Fund

Shareholder Letter	October 31, 2020

to a very strong balance sheet and potential for attractive dividends. SSR Mining was added to the Fund as the company merged with Alacer Gold, establishing a financially strong, diversified mining company with low-cost operations. Exposure to Pretium Resources was established to participate in the company’s improving outlook. Gold Fields was also added to the Fund’s portfolio as the company demonstrated a more profitable operating profile. The acquisition of Detour Gold by Kirkland Lake Gold closed in January 2020, which added to the Kirkland Lake Gold position already in the Fund. SEMAFO was acquired by Endeavour Mining in July 2020, and we increased our Endeavour position during that period based on the potential re-rating the new company should receive as a prominent west-African precious metals mining company. At the end of the fiscal year, Gatos Silver began trading in an initial public offering after the spin-out from Sunshine Silver Mining & Refining Corporation, which has been renamed Silver Opportunity Partners and continues to be a private company. Even though there were sizable gains and contributions to Fund performance from a number of Fund holdings such as Jaguar Mining, Franco-Nevada, Wheaton Precious Metals and B2Gold; there were also a number of Fund positions that held back performance during the year. These included Torex Gold, OceanaGold, Royal Gold and IAMGOLD. During the year, there were a number of positions sold for various reasons. In some cases it was to take profits or provide liquidity during the period. For some, they were sold because they offered limited upside or were poor performers. These included Almaden Minerals, Argonaut Gold, AngloGold Ashanti, ATAC Resources, Coeur Mining, Evolution Mining, Fresnillo, IAMGOLD, Ivanhoe Mines, Newcrest Mining, OceanaGold and Yamana.

Investment Outlook

The outlook for precious metals companies is very favorable and perhaps the best in more than forty years. Gold miners are realizing robust margins that are generating significant free cash flow which is allowing them to reduce debt and build cash on their balance sheets. Free cash flow yields have been rising over the past year from the low single digits (2-4%) to upper single-digit levels (7-9%), while it is not unusual for some companies to have free cash flow yields well into the double-digits (>15%). Meanwhile, mining companies are now in a position to provide generous dividends based on solid free cash flow, with numerous companies now posting dividends greater than the S&P 500 Index’s 1.6% yield. In addition to dividends, many mining companies are buying back their stock, which is unique for the precious metals mining sector and shows the confidence managements have in their operations and financial condition. Mergers and acquisitions activity, a prominent aspect of the precious metals mining sector and essential for many companies to either grow their business or replace mined resources, is likely to be more active in the coming year as COVID pandemic restrictions ease and with the industry’s profile of improving profits and strong balance sheets. As ever uncertainty remains and there is always a possibility of a downturn but that could also prove to be a good investment opportunity.

In our view, precious metals mining stocks represent an outstanding investment opportunity at the current moment because they combine the attributes of low valuation, robust financials and growth based on the excellent prospect for higher metals prices in the years to come. At the same time, the transition of the former Tocqueville gold investment team into the Sprott organization has been seamless and smooth. Our research capacity has been enhanced considerably with our integration into the Sprott network, which provides more in-depth analysis and information to support our investment decision-making. With an exceptionally bullish macroeconomic outlook for future gold and silver prices, we anticipate a continuation of good performance results in future years.

With best wishes,

John C. Hathaway Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager

2  |  October 31, 2020

Sprott Gold Equity Fund

Performance Overview	October 31, 2020

Growth of $10,000 (as of October 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Investor Class)

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/2010. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”) (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2010 and 2016 the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Index (XXAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. PHLX Gold/Silver Sector Index (XAU) total return was calculated using the following tickers and dates: XAU from Oct. 31, 2010 - Oct. 31, 2011, and XXAU onwards. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN

FOR YEARS ENDED OCTOBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	38.71%	14.68%	15.60%	-3.54%
PHLX Gold/Silver Sector Index (XXAU)	47.93%	20.99%	23.13%	-2.61%
Standard & Poor’s 500 Total Return Index	9.71%	10.42%	11.71%	13.01%

3  |  October 31, 2020

Sprott Gold Equity Fund

Performance Overview	October 31, 2020

Growth of $1,000,000 (as of October 31, 2020)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Institutional Class)

(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The PHLX Gold/Silver Sector Index (XXAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN

FOR PERIODS ENDED OCTOBER 31, 2020

	1 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	39.05%	37.69%
PHLX Gold/Silver Sector Index (XXAU)	47.93%	46.96%
Standard & Poor’s 500 Total Return Index	9.71%	10.16%

4  |  October 31, 2020

Sprott Gold Equity Fund

Expense Example	October 31, 2020

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2020-October 31, 2020).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value Oct. 31, 2020	Expenses Paid During Period* May 1, 2020 - Oct. 31, 2020
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$1,260.30	$7.56
Hypothetical (5% returns Before expenses)	$1,000	$1,018.45	$6.75

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.33% for the Sprott Gold Equity Fund Investor Class, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Beginning Account Value May 1, 2020	Ending Account Value Oct. 31, 2020	Expenses Paid During Period* May 1, 2020 - Oct. 31, 2020
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$1,261.80	$6.14
Hypothetical (5% returns Before expenses)	$1,000	$1,019.71	$5.48

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.08% for the Sprott Gold Equity Fund Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

5  |  October 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	October 31, 2020

	Shares	Value
COMMON STOCKS (86.5%)
Gold Related Securities (77.3%)
Australia (6.2%)
Bellevue Gold Ltd.(a)	6,023,000	$4,805,089
Northern Star Resources Ltd.	2,964,500	30,943,589
Saracen Mineral Holdings Ltd.(a)	5,423,328	21,499,965
West African Resources Ltd.(a)(b)	27,400,000	18,489,049

		75,737,692

Canada (60.4%)
Agnico Eagle Mines Ltd.	203,186	16,084,987
Alamos Gold, Inc.	3,799,600	34,766,340
B2Gold Corp.	5,332,100	34,338,724
Barrick Gold Corp.	1,421,200	37,988,676
Baru Gold Corp.(a)(b)	13,096,553	1,277,904
Baru Gold Corp.(a)(b)(c)	194,440	18,973
Corvus Gold, Inc.(a)(b)(d)(e)	1,739,130	3,994,399
Corvus Gold, Inc.(a)(b)	3,226,901	7,454,141
Corvus Gold, Inc.(a)(b)(c)	6,954,100	15,972,038
Corvus Gold, Inc.(a)(b)(c)(d)	9,500,000	21,819,410
Falco Resources Ltd(a)(b)	16,222,300	4,809,584
Franco-Nevada Corp.	187,600	25,569,529
Gold Standard Ventures Corp.(a)	3,000,000	2,004,053
International Tower Hill Mines Ltd.(a)(b)	6,850,222	10,206,831
International Tower Hill Mines Ltd.(a)(b)(d)	18,664,631	27,598,381
International Tower Hill Mines Ltd.(a)(b)(c)	1,666,667	2,464,410
Jaguar Mining, Inc.(b)	7,647,959	41,503,222
Kinross Gold Corp.(e)	4,089,967	32,597,037
Kirkland Lake Gold Ltd	1,007,513	45,902,604
Maverix Metals, Inc.	1,615,000	8,446,450
Maverix Metals, Inc.(c)	2,700,000	14,125,197
Novagold Resources, Inc.(a)	2,080,800	21,557,088
NuLegacy Gold Corp.(a)(b)	37,852,485	5,114,049
Osisko Development Holdings(a)(f) (Originally acquired 10/28/20, Cost $7,510,702)	1,333,400	7,506,192
Osisko Gold Royalties Ltd.(a)	24,340	272,121
Osisko Gold Royalties Ltd.(a)	3,130,127	35,006,299
Osisko Mining, Inc.(a)(b)(d)	26,539	73,105
Osisko Mining, Inc.(a)(b)	15,357,700	42,304,856
Pan American Silver Corp.	1,088,445	34,612,551
Premier Gold Mines Ltd.(a)(b)	2,127,660	4,375,733
Premier Gold Mines Ltd.(a)(b)	10,610,500	21,821,489
Pretium Resources, Inc.(a)	2,250,000	27,443,143
Rockhaven Resources Ltd.(a)	4,631,500	521,448
Silvercrest Metals, Inc.(a)(b)	4,756,600	43,021,114
SSR Mining, Inc.(a)	497,300	9,204,697
Strategic Metals Ltd.(a)(b)(d)	9,886,500	4,303,963
Torex Gold Resources, Inc.(a)	2,433,900	32,810,061
Trifecta Gold Ltd(a)	2,325,199	122,168
Wesdome Gold Mines Ltd.(a)	2,482,700	24,579,159
Wheaton Precious Metals Corp.	636,175	29,334,029

		732,926,155

Cayman Islands (2.6%)
Endeavour Mining Corp.(a)(e)	1,297,500	31,545,329

	Shares	Value
South Africa (2.6%)
Gold Fields Ltd. - ADR(e)	2,681,000	$29,303,330
Gold Fields Ltd.(c)	200,000	2,121,822

		31,425,152

United States (5.5%)
Contango ORE(a)	263,200	3,684,800
Electrum Ltd.(a)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,545
Newmont Mining Corp.	511,990	32,173,451
Royal Gold, Inc	259,023	30,774,523

		66,675,319

Total Gold Related Securities		938,309,647

Other Precious Metals Related Securities (8.6%)
Canada (5.8%)
Bear Creek Mining Corp.(a)(b)	7,413,200	17,749,837
MAG Silver Corp.(a)(b)	1,432,665	24,205,727
MAG Silver Corp.(a)(b)	1,581,135	26,784,427
Nickel Creek Platinum Ltd.(a)(b)(d)	1,658,293	186,703
Nickel Creek Platinum Ltd.(a)(b)(d)	12,379,201	1,393,740

		70,320,434

South Africa (2.2%)
Sibanye Stillwater Ltd. - ADR	2,250,000	26,707,500

United States (0.6%)
Gatos Silver, Inc.(a)	906,416	6,072,985
Silver Opportunity Partners Corp.(a)(f) (Originally acquired 03/15/11, Cost $529,579)	243,690	974,761

		7,047,746

Total Other Precious Metals Related Securities		104,075,680

Other Securities (0.6%)
United States (0.6%)
Gold Bullion International LLC(a)(b)(f) (Originally acquired 05/12/2010, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(f) (Originally acquired 10/09/07, Cost $175,524)	74,532	596,256

Total Other Securities		7,496,256

TOTAL COMMON STOCKS
(Cost $858,557,872)		1,049,881,583

PRIVATE FUND (1.1%)
Gold Related Security (1.1%)
Tocqueville Bullion Reserve LP - Class G(a)(b)	7,619	13,598,990

TOTAL PRIVATE FUND
(Cost $13,795,735)		13,598,990

6  |  October 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	October 31, 2020

	Ounces	Value
GOLD BULLION (12.1%)
Gold Bullion(a)	78,258	$147,032,323

TOTAL GOLD BULLION
(cost $34,019,577)		147,032,323

	Shares	Value
WARRANTS (0.1%)
Gold Related Securities (0.1%)
Canada (0.1%)
Baru Gold Corp. Expiration: 3/8/2022, Exercise Price: CAD $0.50(a)(b)(d)(f) (Originally acquired 03/03/17, Cost $0)	3,321,250	249
Maverix Metals Expiration: 12/23/2021, Exercise Price: CAD $2.41(a)(f) (Originally acquired 05/09/19, Cost $0)	437,500	1,195,728
NuLegacy Gold Corp. Expiration: 10/8/2022, Exercise Price: CAD $0.12(a)(b)(f) (Originally acquired 10/07/19, Cost $0)	4,648,198	235,498
Osisko Gold Royalties Ltd. Expiration: 2/18/2022, Exercise Price: CAD $36.50(a)(c)	274,000	59,641
Osisko Mining, Inc. Expiration: 12/23/2021, Exercise Price: CAD $5.25(a)(b)(f) (Originaly acquired 06/17/20 Cost $0)	932,500	145,793

Total Gold Related Securities		1,636,909

Other Precious Metals Related Securities (0.0%)
Canada (0.0%)
Nickel Creek Platinum Ltd. Expiration: 7/1/2024, Exercise Price: CAD $0.08(a)(b)(e)(f) (Originally acquired 07/01/2019 Cost $0)	1,658,293	73,312
Nickel Creek Platinum Ltd. Expiration: 8/7/2023, Exercise Price: CAD $0.35(a)(b)(e)(f) (Originally acquired 08/04/2017 Cost $0)	6,189,601	5,110

Total Other Precious Metals Related Securities		78,422

TOTAL WARRANTS
(Cost $1)		1,715,331

SHORT-TERM INVESTMENTS (2.3%)
Money Market Fund (0.0%)
STIT-Treasury Portfolio - Institutional Class, 0.010%(g)	398	398

Shares		Value
Investments Purchased with Collateral from Securities Loaned (2.3%)
Mount Vernon Liquid Assets, 0.16%	27,297,243	$27,297,243

TOTAL SHORT-TERM INVESTMENTS
(Cost $27,297,641)		27,297,641

TOTAL INVESTMENTS (102.1%)
(Cost $933,670,826)		1,239,525,868
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)		(24,876,361)

TOTAL NET ASSETS - 100.0%		$1,214,649,507

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 7.
(c)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(d)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of October 31, 2020 was $58,413,092, which represented 4.81% of net assets.
(e)

This security, or a portion of the security is currently on loan. As of October 31, 2020 the total market value of securities on loan is $26,836,968. The loaned securities were secured with cash collateral of $27,297,243. The cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices. See Footnote 13.

(f)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of October 31, 2020 was $17,675,446, which represented 1.46% of net assets.

(g)	Variable rate security. Rate listed is the 7-day effective yield as of October 31, 2020.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

7  |  October 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	October 31, 2020

Percent of Total Investments

Allocation of Portfolio Holdings

8  |  October 31, 2020

Sprott Gold Equity Fund

Statements of Assets & Liabilities	October 31, 2020

Sprott Gold Equity Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$871,769,625
Affiliated issuers	367,756,243
Foreign currencies, at value(2)	167,536
Receivable for investments sold	5,846,558
Receivable for Fund shares sold	2,447,607
Securities lending income receivable	10,060
Dividends, interest and other receivables	29,103
Distribution fee receivable	77,159
Other assets	37,853
Total Assets	1,248,141,744

LIABILITIES:
Payable for foreign currencies purchased	3,859
Payable for loans outstanding	1,424,000
Payable for Fund shares redeemed	3,192,131
Payable to Adviser (see Note 3)	890,837
Payable for collateral upon return of securities loaned	27,297,243
Payable to Administrator	188,486
Payable to Chief Compliance Officer	80,000
Accrued expenses and other liabilities	415,681
Total Liabilities	33,492,237
NET ASSETS	$1,214,649,507

NET ASSETS CONSIST OF:
Paid in capital	$1,206,991,040
Total distributable earnings	7,658,467
NET ASSETS	$1,214,649,507

INVESTOR CLASS
Net assets	$965,963,325
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	17,973,019
Net asset value, offering and redemption price per share	$53.75

INSTITUTIONAL CLASS
Net assets	$248,686,182
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	4,606,728
Net asset value, offering and redemption price per share	$53.98

(1) Cost of investments
Unafiliated issuers	$604,295,886
Affiliated issuers	$329,374,940
(2) Cost of foreign currencies	$167,631

See Notes to Financial Statements.

9  |  October 31, 2020

Sprott Gold Equity Fund

Statements of Operations	October 31, 2020

Sprott Gold Equity Fund
INVESTMENT INCOME:
Dividends*
Unaffiliated issuers	$4,669,626
Affiliated issuers	470,456
Interest	22,296
Income from securities lending (Note 13)	29,019
Total Investment Income	5,191,397

EXPENSES:
Investment Adviser’s fee (See Note 3)(1)	9,428,083
Distribution (12b-1) fees - Investor Class Only (See Note 3)(2)	2,335,822
Administration fees (See Note 3)(3)	1,507,049
Transfer agent and shareholder services fees - Investor Class	465,658
Legal fees	210,704
Custody fees	200,841
Fund accounting fees	163,990
Other expenses(4)	148,185
Printing and mailing expense	147,570
Trustee fees and expenses	74,146
Blue sky fees	67,989
Transfer agent and shareholder services fees - Institutional Class	43,386
Audit fees	38,682
Interest expense	30,935
Insurance expense	27,660
Miscellaneous expense	22,245
Deferred offering costs (see Note 9)	11,332
Registration fees	3,443
Net Expenses	14,927,720
NET INVESTMENT LOSS	(9,736,323)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	$127,985,372
Affiliated issuers	9,746,910
Foreign currency translation	(536,291)
137,195,991
Net change in unrealized appreciation on:
Investments	210,568,478
Foreign currency translation	28,751,860
239,320,338
Net gain on investments and foreign currency	376,516,329
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$366,780,006
* Net of foreign taxes withheld of:	$710,163

(1)	This expense includes $1,994,829 paid to previous Adviser prior to the Reorganization. See Note 1.
(2)	This expense includes $542,256 paid to the previous Distributor prior to the Reorganization. See Note 1.
(3)	This expense includes $315,614 paid to the previous Adviser prior to the Reorganization. See Note 1.
(4)	This expense includes $47,508 paid to the previous Adviser for compensation of their Chief Compliance Officer.

See Notes to Financial Statements.

10  |  October 31, 2020

Sprott Gold Equity Fund

Statements of Changes in Net Assets	October 31, 2020

	Sprott Gold Equity Fund
	For the Year Ended October 31, 2020(1)	For the Year Ended October 31, 2019
OPERATIONS:
Net investment loss	$(9,736,323)	$(8,748,632)
Net realized gain (loss) on sale of investments and foreign currency	137,195,991	(36,401,143)
Net change in unrealized appreciation	239,320,338	307,483,614
Net increase in net assets resulting from operations	366,780,006	262,333,839

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Investor Class	–	–
Net dividends and distributions to shareholders - Institutional Class	–	–
Total dividends and distributions	–	–

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	183,257,068	237,866,185
Shares sold - Institutional Class	199,229,825	36,464,397
Shares issued to holders in reinvestment of dividends - Investor Class	–	–
Shares issued to holders in reinvestment of dividends - Institutional Class	–	–
Shares redeemed - Investor Class*	(488,747,702)	(356,594,374)
Shares redeemed - Institutional Class*	(83,612,797)	(1,721,269)
Net decrease	(189,873,606)	(83,985,061)
Net increase in net assets	176,906,400	178,348,778

NET ASSETS:
Beginning of year	1,037,743,107	859,394,329
End of year	$1,214,649,507	$1,037,743,107

* Net of redemption fees of:	$198,495	$416,731

(1)	The Fund was reorganized on January 17, 2020 and became a series within the Sprott Funds Trust thereafter.

See Notes to Financial Statements.

11  |  October 31, 2020

Sprott Gold Equity Fund (Investor Class)

Financial Highlights	For a Share Outstanding Throughout the Year

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2020	2019	2018		2017	2016
NET ASSET VALUE, BEGINNING OF YEAR	$38.74	$29.01	$35.64		$39.32	$26.04

OPERATIONS:
Net investment loss(1)(2)	(0.42)	(0.43)	(0.38)		(0.39)	(0.33)
Net realized and unrealized gain (loss)	15.43	10.16	(6.25)		(3.29)	13.61
Total from investment operations*	15.01	9.73	(6.63)		(3.68)	13.28

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	–	–	–		–	–
Distributions from net realized gains	–	–	–		–	–
Total distributions	–	–	–		–	–

Change in net asset value for the year	15.01	9.73	(6.63)		(3.68)	13.28
Net asset value, end of year	$53.75	$38.74	$29.01		$35.64	$39.32

* Includes redemption fees per share of	0.01	0.02	0.00	(3)	0.01	0.01
TOTAL RETURN	38.7%	33.5%	-18.6%		-9.4%	51.0%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)	$965,963	$998,076	$859,394		$1,153,287	$1,365,282

Ratio to average net assets:
Expense	1.39%	1.47%	1.42%		1.38%	1.39%
Net investment loss	(0.93)%	(0.94)%	(0.88)%		(0.95)%	(0.91)%
Portfolio turnover rate	34%	12%	9%		14%	15%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the five years ended 2019, 2018, 2017 and 2016.
(2)	Net investment loss per share is calculated using the average shares outstanding method for the year ended October 31, 2020.
(3)	Represents less than $0.01.

See Notes to Financial Statements.

12  |  October 31, 2020

Sprott Gold Equity Fund (Institutional Class)

Financial Highlights	For a Share Outstanding Throughout the Period

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended October 31, 2020	April 8, 2019(1) through October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$38.81	$32.73

OPERATIONS:
Net investment loss(2)(3)	(0.30)	(0.10)
Net realized and unrealized gain	15.47	6.18
Total from investment operations*	15.17	6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	–	–
Distributions from net realized gains	–	–
Total distributions	–	–

Change in net asset value for the period	15.17	6.08
Net asset value, end of period	$53.98	$38.81

* Includes redemption fees per share of	0.02	–
TOTAL RETURN	39.1%	18.6%	(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$248,686	$39,732

Ratio to average net assets:
Expense(6)	1.11%	1.28%	(5)
Net investment loss(6)	(0.63)%	(0.93)%	(5)
Portfolio turnover rate(5)	34%	12%	(4)

(1)	Institutional Class shares commenced operations on April 8, 2019.
(2)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the period ended October 31, 2019.
(3)	Net investment loss per share is calculated using the average shares outstanding method for the year ended October 31, 2020.
(4)	Not Annualized
(5)	Annualized

See Notes to Financial Statements.

13  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of October 31, 2020, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold.

Fund Reorganization

The Trust’s Board of Trustees and the Tocqueville Trust Board of Trustees approved a Plan of Reorganization and Termination (the “Plan”) to reorganize the Tocqueville Gold Fund (the “Target Fund” and “Predecessor Fund”), a series of the Tocqueville Trust, into the Sprott Gold Equity Fund (the “Acquiring Fund”), a newly-created series of the Trust (the “Reorganization”). Shareholders for the Target Fund approved the Plan at a special meeting on December 18, 2019. On January 17, 2020, pursuant to the Plan, the Target Fund transferred all its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption of all the Target Fund’s liabilities. The accounting and performance history of the shares of the Target Fund was redesignated as that of the Investor and Institutional Class of the Acquiring Fund.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. The shares, net assets, net investment loss, and net unrealized appreciation of the investments as of the close of business on January 17, 2020 were as follows:

Investor Class Shares	23,668,252
Investor Class Net Assets	$948,209,308
Institutional Class Shares	1,996,479
Institutional Class Net Assets	$80,165,028
Net Investment Loss	$(2,552,460)
Unrealized Appreciation	$94,814,563

The Reorganization shifted the management oversight responsibility from Tocqueville Asset Management L.P. (“Tocqueville”) to Sprott Asset Management LP (“Sprott” and the “Adviser”). The Adviser engaged Sprott Asset Management USA Inc. as the sub-adviser to the Acquiring Fund.

For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investment received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

14  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

C. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day, the security is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Trusts’ Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Trusts’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

15  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Funds’ investments at October 31, 2020.

Sprott Gold Equity Fund*

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$930,760,908	$–	$7,548,739	$938,309,647
Other Precious Metals Related	103,100,919	–	974,761	104,075,680
Other	–	–	7,496,256	7,496,256
Total Common Stocks	1,033,861,827	–	16,019,755	1,050,856,343
Private Fund**^	–	–		13,598,990
Gold Bullion	147,032,323	–	–	147,032,323
Warrants
Gold Related	59,641	1,577,268	–	1,636,909
Other Precious Metals Related	–	78,422	–	78,422
Total Warrants	59,641	1,655,690	–	1,715,331
Money Market Fund	398	–	–	398
Total Assets	$1,180,954,189	$1,655,690	$16,019,756	$1,212,228,625

*	For a detailed sector breakdown, please see the accompanying Schedules of Investments.
**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^

The Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year:

Sprott Gold Equity Fund
Beginning Balance - November 1, 2019	$21,541,763
Purchases	7,510,702
Sales	–
Realized gains	–
Realized losses	–
Change in unrealized appreciation	(6,959,724)
Transfers in/(out) of Level 3	(6,072,985)
Ending Balance - October 31, 2020	$16,019,756

16  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

It is the Fund’s policy to recognize transfers into our out of Level 2 and Level 3 at the end of the reporting period.

The movement out of Level 3 in the Fund was due to a corporate action for a previously held security that resulted in the newly held security to no longer be fair valued.

As of October 31, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $(12,486,546).

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of October 31, 2020.

Type of Security	Industry	Fair Value at 10/31/2020	Valuation Techniques	Unobservable Inputs	Range
Common Stock	Gold Related	$7,548,739	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$0.02 - $7.50
	Other Precious Metals Related	$974,761	Professional analysis of latest company valuation	Financing prices	$4.00
	Other	$7,496,256	Professional analysis of latest company financing	Financing prices	$1.38 - $8.00

The significant unobservable inputs used in the fair value measurement of the Sprott Gold Equity Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable inputs used for the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

Professional analysis of company valuation is provided through the opinion of portfolio managers and analysts of the Adviser who provide periodic updates to securities of similar discipline which allows for insights to lesser known or followed securities. This analysis is important where there are few identifiable market inputs, the security is private or has a narrowly focused business or is closely held. The latest price change with illiquidity discount is provided with the current market value of a comparable public issue, less 2%.

Portfolio management and the Trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The valuations are then reviewed quarterly by the Independent Trustees.

D. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the

17  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund is maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

G. Gold Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$9,117,284	$(9,117,284)

The permanent differences primarily relate to net operating losses, foreign currency reclasses and the usage of tax equalization.

18  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

As of October 31, 2020, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments	$944,486,534
Unrealized appreciation	464,245,622
Unrealized depreciation	(169,210,253)
Net unrealized appreciation	295,035,369
Undistributed operating income	–
Undistributed long-term gains	–
Distributable earnings	–
Other accumulated loss	(287,376,902)
Total accumulated gain	$7,658,467

For the fiscal year ended October 31, 2020 the Sprott Gold Equity Fund had late year losses of $8,522,658.

At October 31, 2020 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long Term
Sprott Gold Equity Fund	$–	$278,854,244

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

N. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of October 31, 2020 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same tiered fee structure.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (“Sub-Adviser”) pursuant to which the Adviser has agreed to pay an annualized sub-advisory fee of 30% of the advisory fee.

Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion. For the year ended October 31, 2020 the Adviser has made payments of $215,493 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for the Fund. Prior to the Reorganization, the previous Adviser made payments of $68,321 for services provided under a Sub-Administration Agreement for the Fund (Nov 1, 2019 - Jan 17th 2020).

Sprott Global Resource Investments (the “Distributor”), an affiliate of Sprott, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plans, the Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same fee structure.

19  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the year ended October 31, 2020	For the Year ended October 31, 2019
Shares sold	4,220,917	7,050,588
Shares issues to holders in reinvestment dividends	–	–
Shares redeemed	(12,006,462)	(10,914,827)
Net decrease	(7,785,545)	(3,864,239)

Sprott Gold Equity Fund (Institutional Class)	For the year ended October 31, 2020	For the Year ended October 31, 2019
Shares sold	5,357,533	1,071,251
Shares issues to holders in reinvestment dividends	–	–
Shares redeemed	(1,774,399)	(47,657)
Net increase	3,583,134	1,023,594

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for the Fund. This fee is retained by the Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Fund’s Prospectus. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2020 are summarized below.

Sprott Gold Equity Fund
Purchases:	$370,324,916
Sales:	$572,355,524

7. TRANSACTIONS WITH AFFILIATES*

The following issuers are affiliated with the Fund; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from November 1, 2019 through October 31, 2020. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2019		Additions		Reductions		October 31, 2020					Change in Gross Unrealized Appreciation/ (Depreciation)	October 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Sprott Gold Equity Fund
Almaden Minerals Ltd.(a)	5,600,619	$4,649,357	–	$–	(5,600,619)	$(4,649,357)	–	–	–	$–	$(819,098)	$1,927,926	$–	$–
Argonaut Gold, Inc.(a)	2,837,000	12,710,613	–	–	(2,837,000)	(12,710,613)	–	–	–	–	(10,066,982)	8,079,568	–	–
ATAC Resources Ltd.(a)	9,784,891	31,231,835	(702,000)	(1,365,270)	(9,082,891)	(29,866,565)	–	–	–	–	(28,469,353)	28,487,340	–	–
ATAC Resources Ltd.(a)	–	–	702,000	1,365,270	(702,000)	(1,365,270)	–	–	–	–	(1,187,452)	1,258,673	–	–
Baru Gold Corp.	–	–	194,440	3,148,570	–	–	194,440	–	–	–	–	(3,129,597)	18,973	3,148,570
Baru Gold Corp.	–	–	13,096,553	19,647,429	–	–	13,096,553	–	–	–	–	(18,369,525)	1,277,904	19,647,429
Baru Gold Corp.	–	–	3,321,250	–	–	–	3,321,250	–	–	–	–	249	249	–
Bear Creek Mining Corp.	7,413,200	28,761,181	–	–	–	–	7,413,200	–	–	–	–	3,791,340	17,749,837	28,761,181
Corvus Gold, Inc.	3,226,901	2,212,904	–	–	–	–	3,226,901	–	–	–	–	2,710,597	7,454,141	2,212,904
Corvus Gold, Inc.	18,979,330	18,089,666	–	–	(9,479,330)	(10,926,525)	9,500,000	–	–	–	–	7,754,419	21,819,410	7,163,141
Corvus Gold, Inc.	–	–	7,740,200	9,364,925	(786,100)	(861,912)	6,954,100	–	–	–	1,532,277	5,374,388	15,972,038	8,503,013
Corvus Gold, Inc.	–	–	1,739,130	1,561,600	–	–	1,739,130	–	–	–	–	1,419,573	3,994,399	1,561,600

20  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

	November 1, 2019		Additions		Reductions		October 31, 2020					Change in Gross Unrealized Appreciation/ (Depreciation)	October 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
East Asia Minerals Corp.(a)	13,290,993	$22,795,999	–	$–	(13,290,993)	$(22,795,999)	–	–	–	$–	$–	$19,249,690	$–	$–
East Asia Minerals Corp.(a)	–	–	194,440	3,148,570	(194,440)	(3,148,570)	–	–	–	–	–	3,142,665	–	–
East Asia Minerals Corp. Warrant(a)	4,617,560	–	–	–	(4,617,560)	–	–	–	–	–	–	(83,088)	–	–
East Asia Minerals Corp. Warrant(a)	3,321,250	–	–	–	(3,321,250)	–	–	–	–	–	–	(113,474)	–	–
East Asia Minerals Corp. Warrant(a)	976,493	–	–	–	(976,493)	–	–	–	–	–	–	–	–	–
Falco Resources Ltd.	16,222,300	11,973,054	–	–	–	–	16,222,300	–	–	–	–	1,744,352	4,809,584	11,973,054
Falco Resources Ltd.(a)	–	–	–	–	–	–	–	–	–	–	–	540,312	–	–
Gold Bullion International LLC	5,000,000	5,000,000	–	–	–	–	5,000,000	–	–	–	–	7,000	6,900,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,120	1,111,386	1,555,941	–	–	6,850,222	–	–	–	–	5,474,445	10,206,831	22,509,061
International Tower Hill Mines Ltd.	20,331,298	44,453,358	–	–	(1,666,667)	(8,833,502)	18,664,631	–	–	–	–	17,253,547	27,598,381	35,619,856
International Tower Hill Mines Ltd.	–	–	1,666,667	8,833,502	–	–	1,666,667	–	–	–	–	1,540,664	2,464,410	8,833,502
Jaguar Mining, Inc.	77,179,388	4,895,707	–	–	(77,179,388)	(4,895,707)	–	–	–	–	–	(4,292,454)	–	–
Jaguar Mining, Inc.	64,330,707	8,127,887	77,179,388	4,895,707	(141,510,095)	(13,023,594)	–	–	–	23,117	5,075,802	313,056	–	–
Jaguar Mining, Inc.	–	–	7,820,960	5,941,857	(173,001)	(109,739)	7,647,959	–	–	447,339	1,013,483	35,671,104	41,503,222	5,832,118
MAG Silver Corp.	2,985,600	32,677,574	74,100	986,951	(1,478,565)	(15,102,679)	1,581,135	–	–	–	3,633,404	11,462,139	26,784,427	18,561,846
MAG Silver Corp.	1,432,665	15,000,003	–	–	–	–	1,432,665	–	–	–	–	10,065,080	24,205,726	15,000,003
Nickel Creek Platinum Ltd.	14,037,494	2,596,104	–	–	(1,658,293)	(51,762)	12,379,201	–	–	–	–	453,857	1,393,740	2,544,342
Nickel Creek Platinum Ltd.	–	–	1,658,293	51,762	–	–	1,658,293	–	–	–	–	60,798	186,703	51,762
Nickel Creek Platinum Ltd. Warrant	6,189,601	–	–	–	–	–	6,189,601	–	–	–	–	(101,566)	5,110	–
Nickel Creek Platinum Ltd. Warrant	1,658,293	–	–	–	–	–	1,658,293	–	–	–	–	(31,693)	73,312	–
NuLegacy Gold Corp.	28,556,090	6,158,205	18,316,985	3,579,922	(9,020,590)	(3,055,985)	37,852,485	–	–	–	–	495,872	5,114,049	6,682,142
NuLegacy Gold Corp.	–	–	9,020,590	3,055,985	(9,020,590)	(3,055,985)	–	–	–	–	–	2,576,568	–	–
NuLegacy Gold Corp.	9,296,395	523,937	–	–	(9,296,395)	(523,937)	–	–	–	–	–	5,157	–	–
NuLegacy Gold Corp. Warrant	4,648,198	–	–	–	–	–	4,648,198	–	–	–	–	75,982	235,498	–
Osisko Mining, Inc.	7,704,239	21,382,914	7,680,000	23,730,322	(26,539)	(1,012,084)	15,357,700	–	–	–	–	2,310,937	42,304,856	44,101,152
Osisko Mining, Inc.	–	–	26,539	1,012,084	–	–	26,539	–	–	–	–	16,888	73,105	1,012,084
Premier Gold Mines Ltd.	8,630,160	15,782,521	4,108,000	4,627,342	–	–	12,738,160	–	–	–	–	6,761,466	26,197,222	20,409,863
Rockhaven Resources Ltd.(a)	4,631,500	4,239,539	–	–	–	–	4,631,500	–	–	–	–	(3,718,091)	521,448	4,239,539
SEMAFO, Inc.(a)	10,563,000	42,034,223	–	–	(10,563,000)	(42,034,223)	–	–	–	–	(10,137,551)	7,704,473	–	–
Silvercrest Metals, Inc	–	–	4,756,000	27,338,197	–	–	4,756,000	–	–	–	–	(545,643)	43,021,114	27,338,197
Strategic Metals Ltd.	10,113,400	14,557,310	–	–	(226,900)	(381,364)	9,886,500	–	–	–	(303,791)	769,273	4,303,963	14,175,946
Tocqueville Bullion Reserve LP - Class G(c)	13,806	25,000,000	–	–	(6,187)	(11,204,265)	7,619	–	–	–	(1,204,265)	4,928,909	13,598,990	13,795,735
Torex Gold Resources, Inc.(a)	2,478,400	30,049,829	–	–	(44,500)	(485,543)	2,433,900	–	–	–	253,952	(546,571)	32,810,061	29,564,286
Torex Gold Resources, Inc.(a)	–	–	552,000	5,657,733	(552,000)	(5,657,733)	–	–	–	–	–	(2,418,374)	–	–
Trifecta Gold Ltd.(a)	2,325,199	–	–	–	–	–	2,325,199	–	–	–	–	55,965	122,168	–
West African Resources Ltd	27,400,000	4,936,439	–	–	–	–	27,400,000	–	–	–	–	13,552,610	18,489,049	4,936,439
		$430,793,279		$128,138,399		$(195,752,913)		$—	$—	$470,456	$(40,679,574)	$173,686,806	$401,209,920	$363,178,765

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a)	Security is no longer an affiliated company at October 31, 2020.
(b)	Private security restrictions lifted during period and combined with other non restricted securities.
(c)

Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The sole Non-Managing Member is John Hathaway, a co-portfolio manager of the Sprott Gold Equity Fund, who has a 49% participating percentage.

21  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The interest rate as of October 31, 2020 was 2.75%. During the year ended October 31, 2020, the Fund’s maximum borrowing was $18,099,000 and average borrowing was $705,770. This borrowing resulted in interest expenses of $24,698. As of the year ended October 31, 2020 the Fund has a loan outstanding of $1,424,000.

9. OFFERING COSTS

Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis. Many of these offering costs were advanced by the Adviser prior to Reorganization. The total amount of the offering costs incurred by the Fund during the period ended October 31, 2020 were $11,332. The total offering costs incurred by the Fund were $19,277.

10. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

11. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.866.996.3863. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov.

12. LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on September 9, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Fund. The Fund has adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Board appointed a committee consisting of officers of the Trust (“Sprott Liquidity Committee”) as the program administrator for the Fund’s Program.

At the Meeting, the Board was provided with the 2020 Liquidity Risk Management Program Annual Report (the “Report), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the “Program Reporting Period”). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that the Fund did not hold illiquid securities that in the aggregated exceeded 15% of that Fund’s assets.

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish the Fund’s reasonably anticipated trading size (called “RATS”). The Report additionally provided that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Fund in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

22  |  October 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	October 31, 2020

13. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” The Fund receives compensation for lending securities in the form of fees. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Funds’ custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at October 31, 2020 are shown on the Statements of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Fund were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of October 31, 2020:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$26,836,968	$27,297,243

23  |  October 31, 2020

Sprott Gold Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Equity Fund (formerly The Tocqueville Gold Fund) (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of October 31, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statement of changes for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 have been audited by other auditors, whose report dated December 23, 2019 expressed unqualified opinions on such statement and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with custodians. We believe that our audit provides a reasonable basis for our opinion.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 24, 2020

24  |  October 31, 2020

Sprott Gold Equity Fund

Trustees & Officers	October 31, 2020

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust, Inc.

Barbara Connolly Keady, 1962	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010.	4	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	4	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

25  |  October 31, 2020

Sprott Gold Equity Fund

Trustees & Officers	October 31, 2020

Interested Trustee and Officers

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010).	3	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-844-940-4653.

26  |  October 31, 2020

Sprott Gold Equity Fund

Privacy Policy

The privacy of our investors is very important to us. This Privacy Policy sets out the information practices for Sprott Inc. group members, including what types of personal and business information is collected, how the information is used, and with whom the information is shared. We are committed to protecting your privacy and maintaining the confidentiality of your information.

Definitions you need to know

We, our and us mean, as applicable, any Sprott Inc. group member or the collective Sprott Group.

Sprott Group means, collectively, Sprott Inc. and all of its affiliates and subsidiaries including Sprott Asset Management LP, Sprott Private Wealth LP and Sprott Consulting LP as well as any program or joint venture any of these parties participates in.

Service means any brokerage or financial product or service offered by us.

You and your means each person, whether an individual, corporation or trust, who has made application to us for or signed an application in respect of any Service offered by us, including any co-applicants, guarantors or personal or corporate representatives such as directors.

SROs refers to self-regulatory organizations, including the Investment Industry Regulatory Organization of Canada (IIROC), the Mutual Fund Dealers Association of Canada, the exchanges and other regulated marketplaces and the Canadian Investor Protection Fund.

What personal information do we collect?

The term personal information refers to any information about you including information that may specifically identify you. We will be collecting personal information from you that includes the following:

•	Your full name, address, occupation and date of birth, which is required by law;
•	Identification, such as a valid driver’s license or passport;
•	Your social insurance number for income tax reporting purposes, as required by law;
•	Your financial information including annual income, assets and liabilities, and banking information;
•	Your employment history and credit history;
•	Information about third parties such as your spouse if you are applying for certain Services, where this information is required by law.

For legal entities such as businesses, partnerships, trusts, estates or investment clubs, we may collect the information referred to above from each authorized person, partner, trustee, executor and club member, as appropriate.

How do we collect your information?

We collect your personal or business information directly from you or through your financial advisor or dealer in order to provide you with Services, to meet legal and regulatory requirements and for any other purposes to which you consent. Your information may be collected from a variety of sources, including:

•	Applications, questionnaires or other forms that you submit to us or contracts that you enter into with us;
•	Your transactions with us;
•	Meetings and telephone conversations with you; and
•	Our websites.

We may monitor or record any telephone call we have with you. The content of the call may also be retained. We may inform you prior to proceeding with the call of this possibility. This is to establish a record of the information you provide, to ensure that your instructions are followed properly and to ensure customer service levels are maintained.

How do we use your information?

We collect and use your personal or business information in order to give you the best possible service and for the purposes set out in your agreement(s) with us, such as:

•	To establish your identity and verify the accuracy of your information;
•	To confirm your corporate status;

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Sprott Gold Equity Fund

Privacy Policy

•	To understand your needs;
•	To determine the suitability of our Services for you;
•	To determine your eligibility for our Services;
•	To set up, administer and offer Services that meet your needs, including fulfilling any reporting or audit requirements;
•	To provide you with ongoing Service, including executing your transactions;
•	To provide you and your financial advisor or dealer with confirmations, tax receipts, proxy mailings, financial statements and other reports;
•	To meet our legal and regulatory requirements;
•	To manage and assess our risks; and
•	To protect us from error and to prevent or detect fraud or criminal activity.

We collect, use and disclose your social insurance number, social security number or other government-issued personal or business identification number for income tax reporting purposes, as required by law. In addition, we may ask you for your SIN to confirm your identity. This allows us to keep your personal information separate from that of other customers, particularly those with similar names, and helps maintain the integrity and accuracy of your personal information. You may refuse to consent to its use or disclosure for purposes other than as required by law.

How do we obtain your consent?

We rely on your actions as indications of your consent to our collection, use and disclosure of your personal information. For example, by signing an application form, voluntarily providing your information to us directly or through your financial advisor or dealer and continuing to do business with us, you are consenting to the collection, use and disclosure of your personal information for the purposes identified in this Privacy Policy. Sprott Group will not, as a condition of the supply of Services, require you to consent to the collection, use or disclosure of your personal information beyond that which is required to fulfill these purposes.

Who do we share your information with?

We may share your personal or business information within the Sprott Group for the purposes set out above. We do not provide directly all the services related to your relationship with us. We may use third party service providers or agents such as:

•	Your financial advisor or dealer;
•	Other financial service providers such as investment dealers, custodians, banks and others used to finance or facilitate transactions or operations on your behalf;
•	Transfer agents, portfolio managers, brokerage firms and similar service providers; and
•	Other service providers such as accounting, legal or tax preparation services.

Our service providers and our agents process or handle your information on our behalf and assist us with various services such as printing, imaging, document storage and shredding, mail distribution and marketing. Some of these third parties may be located outside of Canada. As a result, your information may be accessible to regulatory authorities in accordance with the laws of these jurisdictions. When information is provided to our service providers and to our agents, we will require them to protect the information in a manner that is consistent with Sprott Group privacy policies and practices.

We may also be required by law to disclose information to government regulatory authorities. For example, we may be required to report your income to taxation authorities. We may also be required to disclose your personal and business information to SROs. SROs collect, maintain and use such information for regulatory purposes, including trading surveillance, audits, investigations, maintenance of regulatory databases and enforcement proceedings. SROs may, in turn, disclose such information when reporting to securities regulators or when sharing information with other SROs and law enforcement agencies.

Sprott Group may be involved in the sale, transfer or reorganization of some or all of its business at some time in the future. As part of that sale, transfer or reorganization, we may disclose your personal and business information to the acquiring organization.

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Privacy Policy

How do we use your information for marketing purposes?

We may share your personal or business information within the Sprott Group for the purpose of marketing products and services that we believe may be of interest to you. This would only be done with your consent. We may ask you for your contact information, such as your telephone number, residential address, e-mail or other electronic address, and keep and use this information as well as disclose it to other members of the Sprott Group so that we or any of these companies may contact you directly through these channels for the purpose of marketing including telemarketing. Your consent to this is not a condition of doing business with us and you may withdraw it at any time (see below).

How do you withdraw your consent?

Subject to legal, regulatory and contractual requirements, you may refuse to consent to our collection, use or disclosure of your personal or business information, or you may withdraw your consent to our further collection, use or disclosure of your information at any time in the future by giving us reasonable notice. Depending on the circumstances, however, withdrawal of your consent may impact on our ability to provide you or continue to provide you with some Services or information that may be of value to you. We will act on your instructions as quickly as possible but there may be certain uses of your information that we may not be able to stop immediately.

You can tell us at any time to stop using information about you to promote our Services or the products and services of third parties we select, or to stop sharing your information with other members of the Sprott Group. If you wish to withdraw consent as outlined in this Privacy Policy, you may do so at any time by contacting us by mail at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary or by e-mail at samcompliance@sprott.com.

How do you update your information?

As we make decisions based on the information we have, we encourage you to help us keep our information accurate and complete. Contact us at any time at in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary if you wish to update the information we have about you.

How can you access your information?

You may request access to the personal information we hold about you at any time to review its content and accuracy and to have it amended as appropriate. To request access to such information please contact us in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary.

We will respond to your written access request promptly. We may be unable to provide you with access to all or some of the information we hold about you. We will provide you with an explanation in the event that we are unable to fulfill your access request.

Who do you contact if you have any questions or concerns?

If you have any questions about our privacy policies and practices and how they relate to you, please contact our Chief Compliance Officer by telephone at 1-855-943-8099, by e-mail at samcompliance@sprott.com or by mail to Sprott Inc., Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Chief Compliance Officer.

If you are still not satisfied, you can contact The Office of the Privacy Commissioner of Canada. Complaints to the Office of the Privacy Commissioner must be submitted in writing to 112 Kent Street, Ottawa, Ontario K1A 1H3 Attention: The Privacy Commissioner of Canada.

If you have any questions regarding this Policy, please contact us at:

Sprott Inc.

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario M5J 2J1

Canada

Telephone: 416.943.8099

Toll Free: 855.943.8099

Email: samcompliance@sprott.com

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Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada    M5J    2J1

(855) 943-8099

www.sprott.com

Investment Sub-Adviser

Sprott Asset Management USA, Inc.

500 Fifth Ave Suite 3020

New York, NY 10110

Distributor

Sprott Global Resource Investments Ltd.

1910 Palomar Point Way Suite 200

Carlsbad, California 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive Suite 302

Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

50 South 16th Street Suite 2900

Philadelphia, Pennsylvania 19102

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W. Suite 700

Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Barbara Connolly Keady as the Registrant’s “Audit Committee Financial Expert”. Ms. Connolly Keady is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$45,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$5,000	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$5,000	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s president and treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during this period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sprott Funds Trust

By (Signature and Title) * /s/ John Ciampaglia

John Ciampaglia, President

Date January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Ciampaglia

John Ciampaglia, President

Date January 11, 2021

By (Signature and Title)* /s/ Varinder Bhathal

Varinder Bhathal, Treasurer

Date January 11, 2021

* Print the name and title of each signing officer under his or her signature.